UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2013

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported, on April 12, 2013, Hecla Mining Company (the “Company”) completed an offering of US $500 million in aggregate principal amount of its 6.875% Senior Notes due May 1, 2021 (the “Notes”), which are guaranteed on a senior unsecured basis by certain of the Company's subsidiaries (the "Subsidiary Guarantors"). In connection with the issuance of the Notes, the Company and the Subsidiary Guarantors agreed to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (the"Registration Statement") with respect to an offer to exchange the Notes and related guarantees for registered notes and guarantees with substantially identical terms.

Proceeds from the sale for the Notes were used to partially fund the acquisition of Aurizon Mines Ltd. ("Aurizon"), which acquisition was completed on June 1, 2013.

In connection with the filing of the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of including certain supplemental condensed consolidating financial information as required by Rule 3-10 of Regulation S-K with respect to the Subsidiary Guarantors. To provide this information, the Company is amending (i) Item 8 of Part II (Financial Statements and Supplementary Data) of its Annual Report on Form 10-K for the year ended December 31, 2012 (the"2012 Form 10-K") to include Note 17, as set forth in Exhibit 99.1 hereto, and (ii) Item 1 of Part I (Financial Statements) of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the "June 2013 Form 10-Q") to include Note 14, as set forth in Exhibit 99.2 hereto.

The Company is also filing this Current Report on Form 8-K for the purpose of including in the Registration Statement the unaudited pro forma condensed combined financial statements of the Company giving effect to the acquisition of Aurizon and issuance of the Notes for the six-month period ended June 30, 2013, required by Regulation S-X to be included in the Registration Statement, as set forth in Exhibit 99.3 hereto.

As this Current Report on Form 8-K is being filed only for the purposes described above, and only affects the Items specified above, the other information in the Company’s 2012 Form 10-K and June 2013 Form 10-Q remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2012 Form 10-K or June 2013 Form 10-Q except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2012 Form 10-K or June 2013 Form 10-Q or modify or update any related disclosures. Information in the Company’s 2012 Form 10-K or June 2013 Form 10-Q not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filings. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2012 Form 10-K and June 2013 Form 10-Q and the Company’s other filings made with the SEC subsequent to the filings of the original reports.

Item 9.01. Financial Statements and Exhibits

	(d)	Exhibits.

23.1		Consent of BDO USA, LLP*

99.1

Audited consolidated financial statements of Hecla as of December 31, 2012 and 2011, and for the years ended December 31, 2012, 2011, and 2010, as revised for the addition of Note 17 thereto relating to Subsidiary Guarantors of the Notes*

99.2

Unaudited condensed consolidated financial statements of the Company as of and for the three-month periods ended June 30, 2013 and 2012, as revised for the addition of Note 14 thereto relating to Subsidiary Guarantors of the Notes*

99.3		Unaudited pro forma condensed combined financial statements of the Company giving effect to the acquisition of Aurizon and issuance of the Notes for the six-month period ended June 30, 2013*

101.INS		XBRL Instance Document.

101.SCH		XBRL Taxonomy Extension Schema.

101.CAL		XBRL Taxonomy Extension Calculation.

101.DEF		XBRL Taxonomy Extension Definition.

101.LAB		XBRL Taxonomy Extension Label.

101.PRE		XBRL Taxonomy Extension Presentation.

      *       Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/Daivd C. Sienko
David C. Sienko
Vice President & General Counsel

Dated: October 25, 2013